                                                                    EXHIBIT 23.4



INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-47530, 33-58300, 333-4530, 333-38981 and 333-86935 on Form S-8 of Unitrin,
Inc. of our report dated October 10, 2000 (relating to the consolidated financial statements of Litton Industries, Inc. and subsidiaries presented separately herein) in the Annual Report on Form 10-K/A of Unitrin, Inc. for the year ended December 31, 1999.



Deloitte & Touche LLP
Los Angeles, California
October 25, 2000


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